                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                November 7, 2005
                 Date of Report (Dates earliest event reported)

                           NATIONAL AUTO CREDIT, INC.
             (Exact Name of Registrant as Specified in its Charter)

            DELAWARE                       1-11601                34-1816760
(State or Other Jurisdiction of     (Commission File No.)      (I.R.S. Employer
 Incorporation or Organization)                              Identification No.)

                               555 MADISON AVENUE
                                   29TH FLOOR
                               NEW YORK, NY 10022
              (Address of principal executive offices and zip code)

                                 (212) 644-1400
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name of former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under and of the following provisions:

[_]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17CFR240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17CFR240.12e-4(c))

ITEM 8.01 OTHER EVENTS.

          On November 3, 2005, the Board of Directors (the "Board") of National
Auto Credit, Inc. ("NAC" or the "Company") adopted the following charters for the committees of the Board: (i) Audit Committee Charter, (ii) Corporate
Governance and Nominating Committee Charter and (iii) Compensation and Stock
Option Committee Charter. Each such charter defines the specific purpose, responsibilities and duties of the relevant Board committee, and also sets forth the requirements regarding the composition of such Board committee and eligibility of Board members to serve thereon.

          In addition, on the same date, the Board adopted a Code of Business
Conduct, Ethics and Corporate Governance (the "Code of Ethics") that applies to each of the Company's Board members and employees. The Code of Ethics addresses individual and peer responsibilities, as well as responsibilities to the employees, business partners, shareholders, the public and other stakeholders in the Company, and covers various subject matters, including (i) prohibitions on conflicts of interest (including the protection of corporate opportunities, (ii)
protections for the Company's confidential and proprietary information and that of its business partners, (iii) fair treatment for NAC's employees and business partners, (iv) protection and proper use of NAC's assets, (v) compliance with laws, rules and regulations (including insider trading laws) and (vi)
encouragement of the reporting of any unlawful or unethical behavior.

          In conjunction with the adoption of the Code of Ethics, the Board also approved a Policy Statement Regarding Securities Trades by Company Personnel
(the "Insider Trading Policy"). The Insider Trading Policy governs the use by officers, directors and employees of the Company (or any related persons) of material non-public information related to the Company or any of its subsidiaries, prohibiting (i) the purchase or sale of the Company's securities via the use of such information, (ii) engaging in any other action to take advantage of such information and (iii) the communication of such material non-public information to other persons not having a need to know the information for legitimate, Company-related reasons.

ITEM 9.01(C) FINANCIAL STATEMENTS AND EXHIBITS.

          (a)  Exhibit 99.1. Audit Committee Charter, adopted by the Board of
               Directors of the Company on November 3, 2005 and effective of even date therewith.

          (b)  Exhibit 99.2. Corporate Governance and Nominating Committee
               Charter, adopted by the Board of Directors of the Company on
               November 3, 2005 and effective of even date therewith.

          (c)  Exhibit 99.3. Compensation and Stock Option Committee Charter,
               adopted by the Board of Directors of the Company on November 3,
               2005 and effective of even date therewith.

          (d)  Exhibit 99.4. Code of Business Conduct, Ethics and Corporate
               Governance, adopted by the Board of Directors of the Company on
               November 3, 2005 and effective of even date therewith.

          (e)  Exhibit 99.5. Policy Statement Regarding Securities Trades by
               Company Personnel, adopted by the Board of Directors of the
               Company on November 3, 2005 and effective of even date therewith.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        NATIONAL AUTO CREDIT, INC.
                                        (Registrant)

Dated: November 7, 2005                 By: /s/ James McNamara
                                            ------------------------------------
                                        James McNamara
                                        Chief Executive Officer

Dated: November 7, 2005                 By: /s/ Robert V. Cuddihy, Jr.
                                            ------------------------------------
                                        Robert V. Cuddihy, Jr.
                                        Chief Financial Officer

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